Prospectus Supplement

July 25, 2016

Morgan Stanley Institutional Liquidity Funds

Supplement dated July 25, 2016 to the Morgan Stanley Institutional Liquidity Funds (the "Fund") Prospectuses dated March 1, 2016 and March 31, 2016

Government Portfolio
Government Securities Portfolio
Money Market Portfolio
Prime Portfolio
Treasury Portfolio
Treasury Securities Portfolio
Tax-Exempt Portfolio
(each, a "Portfolio")

The U.S. Securities and Exchange Commission ("SEC") adopted changes to the rules that govern money market funds. These changes will, among other things, (i) permit money market funds to impose a "liquidity fee" (up to 2%) or "redemption gate" that temporarily restricts redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require "institutional money market funds" to operate with a floating net asset value ("NAV") rounded to the fourth decimal place. The following provides a general summary of these changes, as well as important information about changes to the Portfolios that were recently approved by the Board of the Fund (the "Board").

Summary of Money Market Fund Changes—Overview of Institutional and Government Money Market Funds

Institutional Money Market Funds

An "institutional money market fund" is a fund that is neither a "government money market fund" nor a "retail money market fund." An institutional money market fund will be required to price and transact in its shares at a NAV reflecting market-based values of its portfolio holdings (i.e., at a "floating" NAV). The floating NAV will need to be rounded to the fourth decimal place for a money market fund that utilizes a $1.00 NAV per share (e.g., $1.0000). In addition, the board of an institutional money market fund will be permitted to impose a liquidity fee on redemptions from the fund (up to 2%) or temporarily restrict redemptions from the fund for up to 10 business days, as described in more detail below.

The Board has approved, upon the recommendation of Morgan Stanley Investment Management Inc. ("MSIM"), the investment adviser of the Fund, the designation of each of the Money Market Portfolio, Prime Portfolio and Tax-Exempt Portfolio as an "institutional money market fund" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act") (collectively, the "Institutional Portfolios"), effective on or about October 7, 2016 ("Effective Date")

Government Money Market Funds

A "government money market fund" is a fund that invests at least 99.5% of its assets in cash, securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities ("U.S. Government Securities") and/or repurchase agreements that are collateralized by cash and U.S. Government Securities. A government money market fund may continue to utilize the amortized cost method of valuation to transact at its existing $1.00 share price. A government money market fund is also exempt from the requirements relating to the imposition of liquidity fees and/or redemption gates.

The Board has approved, upon the recommendation of MSIM, the designation of each of the Government Portfolio, Government Securities Portfolio, Treasury Portfolio and Treasury Securities Portfolio as a "government money market fund" as defined in Rule 2a-7 under the 1940 Act (collectively, the "Government Portfolios").

Summary of the Portfolios

The following chart provides important information about the classifications and certain features of the Portfolios, some of which may be implemented at a later date. Please see the following table and supplemental information for more information.

Portfolio Name	Classification	Floating or Stable NAV	Liquidity Fees and Redemption Gates Permitted	Current Daily NAV Calculation Time(s)	Future Daily NAV Calculation Time(s)
Government Portfolio	Government	Stable ($1.00)	No	5:00 P.M. ET	No Change
Government Securities Portfolio	Government	Stable ($1.00)	No	3:00 P.M. ET	No Change
Treasury Portfolio	Government	Stable ($1.00)	No	5:00 P.M. ET	No Change
Treasury Securities Portfolio	Government	Stable ($1.00)	No	3:00 P.M. ET	No Change
Money Market Portfolio	Institutional	Floating	Yes	5:00 P.M. ET	3:00 P.M. ET
Prime Portfolio	Institutional	Floating	Yes	5:00 P.M. ET	8:00 A.M, 12:00 P.M. and 3:00 P.M. ET
Tax-Exempt Portfolio	Institutional	Floating	Yes	2:00 P.M. ET	1:00 P.M. ET

Institutional Portfolios

Pricing and Valuation

The Institutional Portfolios will be required to price and transact in their shares at a floating NAV, rounded to the fourth decimal place (e.g., $1.0000), effective on or about the Effective Date. Each Institutional Portfolio's investments for which market quotations are readily available will be valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If market quotations are not readily available, or if MSIM believes that such quotations do not accurately reflect market prices, the fair value of an Institutional Portfolio's investments will be determined in good faith based on the valuation procedures approved by the Board. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable securities, quotations from dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less may be valued at amortized cost where MSIM believes that it approximates market value.

Prior to the Effective Date, each Institutional Portfolio's investments will continue to be valued using the amortized cost method as permitted by Rule 2a-7 under the 1940 Act, and each Institutional Portfolio will continue to seek to maintain a stable NAV of $1.00 per share.

In addition, on the Effective Date, the NAV per share of each share Class of the Institutional Portfolios will be calculated at the times listed above. If a purchase order is received on a business day by 3:00 P.M. ET (Money Market Portfolio and Prime Portfolio) or 1:00 P.M. ET (Tax-Exempt Portfolio) and payment in federal funds is received by an Institutional Portfolio by the close of the Federal Reserve wire transfer system (normally, 6:00

P.M. ET), then dividends will begin to accrue on the same business day that the wire purchase order is received. If a purchase order is received on a business day after the deadline specified above, you will not earn dividends on the day the purchase order is received.

Redemption proceeds will normally be paid to the domestic bank account designated in the current records of the Transfer Agent, on the same day of the redemption order, if the redemption order is accepted in proper form by the Transfer Agent by the times listed in the chart above. Redemption proceeds will normally be paid by the close of the Federal Reserve wire transfer system (normally, 6:00 P.M. ET). You will not earn a dividend on the redemption amount on the day a redemption order is accepted.

Because the Institutional Portfolios will not maintain a stable share price, a sale of Portfolio shares may result in a capital gain or loss for you. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Capital losses in any year are deductible only to the extent of capital gains, plus, in the case of a non-corporate taxpayer, generally $3,000 of income. Certain other special tax rules may apply to your capital gains or losses on Portfolio shares. Any liquidity fees you incur on shares redeemed will generally decrease the amount of any capital gain (or increase the amount of any capital loss) you recognize with respect to such redemption. Unless you choose to adopt a simplified "NAV method" of accounting (described below), this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year. If you elect to adopt the NAV method of accounting, rather than compute a gain or loss on every taxable disposition of Portfolio shares as described above, you would determine your gain or loss based on the change in the aggregate value of your Portfolio shares during a computation period (such as your taxable year), reduced by your net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as a short-term capital gain or loss.

Transactions with Intermediaries and Timing of Orders

The Portfolios will be deemed to have received a purchase, redemption or exchange order once the order is accepted in proper form by the Transfer Agent and the order will be priced at the Portfolio's current NAV next determined after it is accepted by the Transfer Agent.

You may open a new account and purchase Portfolio shares through certain authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each, a "Financial Intermediary"). Your Financial Intermediary will assist you with the procedures to invest in shares of a Portfolio. Purchase orders placed with a Financial Intermediary and transmitted through a trading platform utilized by the Financial Intermediary may be transmitted by the trading platform after the deadlines established by the Fund for receipt of purchase orders, as set forth below; in such case, the purchase orders will receive a trade date of the next business day.

Financial Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent. The Fund, Morgan Stanley, MSIM, Morgan Stanley Distribution, Inc. and their affiliates will not be responsible for any loss for orders that are not transmitted to the Transfer Agent by Financial Intermediaries on a timely basis.

Exchange Privileges

In addition, on or about the Effective Date, investors will no longer be permitted to exchange shares from or into the Prime, Money Market or Tax-Exempt Portfolios.

Liquidity Fees and Redemption Gates

Under Rule 2a-7, on or about the Effective Date, the Institutional Portfolios will be permitted to impose a liquidity fee on redemptions (up to 2%) or temporarily restrict redemptions from an Institutional Portfolio for up to 10 business days during a 90 day period (a "redemption gate"), in the event that the Portfolio's weekly liquid assets fall below the following thresholds:

•  30% weekly liquid assets—If the weekly liquid assets of an Institutional Portfolio falls below 30% of the Portfolio's total assets, and the Board determines it is in the best interests of the Portfolio, the Board may impose a liquidity fee of no more than 2% of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. The liquidity fee or redemption gate may be imposed at any point during the applicable business day, generally at the subsequent NAV calculation time of an Institutional Portfolio following the determination of the Board.

•  10% weekly liquid assets—If the weekly liquid assets of an Institutional Portfolio falls below 10% of the Portfolio's total assets, the Portfolio will impose, generally at the subsequent NAV calculation time of the Portfolio, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Portfolio or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Portfolio.

Liquidity fees and redemptions gates may be terminated at any time in the discretion of the Board. Liquidity fees and redemptions gates will also terminate at the beginning of the next business day once an Institutional Portfolio has invested 30% or more of its total assets in weekly liquid assets as of the end of a business day. An Institutional Portfolio may only suspend redemptions for up to 10 business days in any 90-day period.

Weekly liquid assets generally include: (a) cash; (b) direct obligations of the U.S. Government; (c) certain U.S. Government agency discount notes with remaining maturities of 60 days or less; (d) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or (e) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities. For these purposes, weekly liquid assets are calculated as of the end of each business day.

Unprocessed purchase orders that an Institutional Portfolio received prior to notification of the imposition of a liquidity fee or redemption gate will be cancelled unless re-confirmed. Under certain circumstances, an Institutional Portfolio may honor redemption orders out of an Institutional Portfolio (or pay redemptions without adding a liquidity fee to the redemption amount) if the Fund can verify that the redemption order out of the Portfolio was submitted to a Financial Intermediary before the Fund imposed liquidity fees or suspended redemptions.

The Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, during periods of extraordinary market stress. The Board generally expects that a redemption gate would be imposed prior to notification to shareholders and Financial Intermediaries that a gate would be imposed. While the Board may, in its discretion, impose a liquidity fee at any time after the weekly liquid assets of an Institutional Portfolio falls below 30% of the Portfolio's total assets, the Board generally expects that a liquidity fee would be imposed only after the Fund has notified Financial Intermediaries and shareholders that a liquidity fee will be imposed.

Announcements regarding the imposition of liquidity fees or redemption gates, or the termination of liquidity fees or redemption gates, will be filed with the SEC on Form N-CR and will be available on the website of an Institutional Portfolio (http://www.morganstanley.com/im). In addition, an Institutional Portfolio will make such announcements through a supplement to its Prospectus and may make such announcements through a press release or by other means.

Dividend payments will not be subject to liquidity fees or redemption gates; however, in the event that a liquidity fee or redemption gate is in place at the time that dividends are distributed, all distributions will be made in the form of cash.

Trade corrections requested after a liquidity fee or redemption gate is imposed will be honored so long as the "as of" date of the transaction to be processed is prior to the effective time of the liquidity fee or redemption gate and a valid reason for the trade error is provided.

Liquidity fees imposed by an Institutional Portfolio will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If an Institutional Portfolio receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Portfolio at such time.

Financial Intermediaries will be required to promptly take such actions reasonably requested by an Institutional Portfolio, the Transfer Agent or MSIM to implement, modify or remove, or to assist the Institutional Portfolio in implementing, modifying or removing, a liquidity fee or redemption gate established by such Portfolio.

Government Portfolios

Each Government Portfolio may continue to utilize the amortized cost method of valuation to transact at its existing $1.00 share price. The NAV calculation times remain unchanged. The Government Portfolios are exempt from the requirements relating to the imposition of a liquidity fee and/or redemption gate. While the Board has no current intention to subject the Government Portfolios to temporary liquidity fees or redemption gates, the Board may reserve the ability to subject these Portfolios to liquidity fees and/or redemption gates in the future after providing appropriate prior notice to shareholders.

Timing and Determinations

The determinations and actions described herein, and anticipated timing of those actions, remain subject to change. Shareholders will be given notice of further developments, as appropriate.

Please retain this supplement for future reference.

  LFICSPT-0716